UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2021

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SALISBURY BANCORP, INC.

(Exact name of registrant as specified in its charter)

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Connecticut (State of other jurisdiction of incorporation)	000-24751 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)
Registrant’s telephone number, including area code: (860) 435-9801
(Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value per share	SAL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2.	Financial Information

Item 2.02.	Results of Operations and Financial Condition

On October 20, 2021 Salisbury Bancorp, Inc. ("Salisbury") (NASDAQ: "SAL"), the holding company for Salisbury Bank and Trust Company (the "Bank"), issued a press release announcing results for its third quarter ended September 30, 2021. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On October 20, 2021, Salisbury announced that investor presentation slides, which include a review of financial results and trends through the period ended September 30, 2021, are available in the Shareholder Relations section of Salisbury's website at salisburybank.com under News & Market Information/Presentations. The information in this Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, and is not incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9.	Financial Statement and Exhibits

Item 9.01.	Financial Statement and Exhibits

(a)       Not Applicable.

(b)       Not Applicable.

(c)       Not Applicable.

(d)       Exhibits.

Exhibit Number	Description
99.1	Press release dated September 30, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Salisbury Bancorp, Inc.

Date: October 20, 2021	By:	/s/ Peter Albero Peter Albero Executive Vice President and Chief Financial Officer